Exhibit 10.2

860 Via de la Paz, Suite F-4 Pacific Palisades, California USA 90272

T 310 230 9966 F 310 230 9969 howardberman@cinram.com

January 21, 2011

VIA EMAIL

Ari Taitz, Esq.

Senior Vice President, Business & Legal Affairs

Warner Music Group

75 Rockefeller Plaza

New York, NY 10019

Re:	Second Letter Amendment to:

(i) US/Canada Manufacturing and PP&S Agreement dated as of July 1, 2010, as amended (the “US Agreement”), between (a) Warner-Electra-Atlantic Corporation (“WEA”), on the one hand and (b) Cinram International Inc. (“CII”), Cinram Manufacturing LLC and Cinram Distribution LLC, on the other hand; and

(ii) International Manufacturing and PP&S Agreement dated as of July 1, 2010, as amended (the “International Agreement”), between (a) WEA International Inc. (“WMI”), on the one hand and (b) CII, Cinram GmbH and Cinram Operations UK Limited

Dear Ari:

This letter (the “Second Letter Amendment”) memorializes our understanding and agreement regarding the further extension of the covenant regarding the refinance of the “Long-Term Debt” under the US Agreement and the International Agreement as follows:

1. Section 5(b)(vi) of the US Agreement is hereby amended to replace the January 21, 2011 date therein with January 26, 2011 in each place such dates appears; and

2. Section 3(b)(vi) of the International Agreement is hereby amended to replace the January 21, 2011 date therein with January 26, 2011 in each place such date appears.

Please sign this Second Letter Amendment in the spaces provided below to indicate your agreement with the above and return to me at your earliest opportunity. When signed by WEA, WMI and CII, this Second Letter Amendment shall constitute an amendment to each of the US Agreement and the International Agreement. CII agrees to obtain the consent to the foregoing amendment by its subsidiaries that are party to the US Agreement and the International Agreement, to the extent required to cause such amendment to be effective with respect to such subsidiary.

Mr. Ari Taitz

January 21, 2011

Except as herein amended, the US Agreement and the International Agreement shall remain in full force and effect, without modification.

Very truly yours,

/s/ Howard Z. Berman
Howard Z. Berman
Senior V.P. and General Counsel

ACCEPTED AND AGREED TO:

WARNER-ELEKTRA-ATLANTIC CORPORATION		CINRAM INTERNATIONAL INC.

By:	/s/ Ari Taitz	By:	/s/ Howard Z. Berman
Name:	Ari Taitz	Name:	Howard Z. Berman
Title:	SVP, Bus. & Legal Affairs	Title:	Senior V.P. and General Counsel

WEA INTERNATIONAL INC.

By:	/s/ Paul Robinson
Name:	Paul Robinson
Title:	VP